Exhibit 99.2

Investor Presentation January 2016

Disclaimer This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, projected revenues, costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Each forward-looking statement contained in this presentation is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, our ability to maintain and enhance our brand image, particularly in new markets, our ability to compete in the specialty tea and beverage markets; our ability to expand our operations; the seasonal nature of our business; changes in consumer trends and preferences; fluctuations in foreign currency exchange rates, including the U.S. dollar; and the risks identified under the heading "Risk Factors" in our prospectus dated June 4, 2015 pursuant to Rule 4241b) of the Securities Act of 1933, as amended, and filed with the Securities and Exchange Commission, as well as the other information we file with the SEC. We caution investors not to place considerable reliance on the forward-looking statements contained in this presentation. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. The forward-looking statements contained in this presentation reflect DAVIDsTEA’s current views with respect to future events, we assume no obligation to update any forward-looking statements except as required by applicable law. Non-IFRS financial measures such as Adjusted EBITDA, adjusted net income, and adjusted EPS, as included in this presentation, are supplemental measures that are not calculated in accordance with International Financial Reporting Standards (“IFRS”). For reconciliations to the most directly comparable IFRS measures, see slides 38 and 39. Our non-IFRS financial measures have limitations as analytical and comparative tools and are unlikely to be comparable to non-IFRS measures provided by other companies. You should consider Adjusted EBITDA in addition to, and not as a substitute for, the Company’s net income (loss), net cash provided by operating, investing or financing activities, as well as other measures of financial performance and liquidity reported in accordance with IFRS. 1 today's agenda and presenters agenda presenters Introduction to DAVIDsTEA Sylvain Toutant CEO & President Investment Highlights Growth Strategy Luis Borgen Chief Financial Officer Financial Overview Q&A 2

reaffirming Q4 and fiscal 2015 guidance Q415 guidance C$70.0m - C$72.0m Sales Comp Slightly above the MSD range Adjusted EPS* C$0.42 - C$0.44 FY15 guidance C$175.0m - C$177.0m Sales Comp Slightly above the MSD range Adjusted EPS* C$0.37 - C$0.39 *Adjusted fully diluted income per common share excludes IPO-related costs and other one-time costs 3 a modern and accessible take on tea Fast growing, modern tea brand offering innovative loose-leaf tea, tea accessories, and beverages Broad consumer appeal — Health and wellness — Customization Significant momentum — 25 consecutive quarters of positive comp sales growth through 3Q 2015 193 stores in Canada and the United States (as of January 7, 2016) sales* 175-177 142 108 73 42 2011 2012 2013 2014 2015E** adjusted EBITDA* 23.5-24.5 22 14 8 5 2011 2012 2013 2014 2015** Financial data in CAD $M 4 * Sales and EBITDA figures for fiscal year end. For a reconcilitatoin to the nearest IFRS measure, see slide 38. ** 2015E reflects guidance provided on December 10, 2015. CAGR is calculated based on the midpoint of the relevant guidance ranges. CAGR 49%** CAGR 43%**

our key milestones 2008 August 2008 September 2009 October 2011 November 2011 December Website launched First store Toronto, Ontario First mall store Montreal,QC First U.S. store New York, NY First lifestyle center Uptown, Victoria, BC 2013 December 2014 April Launched customer loyalty program 2014 November 2014 May 2015 June IPO Our 100th store! First outlet store Niagara, Ontario Our 150th store! 5

COMPETITIVE STRENGHTS 6

competitive strengths Fast growing, modern brand reinventing the tea experience with a breadth of assortment, innovation and customer service Distinct retail concept and broad demographic appeal reinforces brand and customer loyalty and supports sustainable long-term growth Effective grassroots marketing strategy drives customer trial and engagement Versatile store model with compelling economics Multi-year new store growth opportunity in both Canada and the United States Engaging eCommerce platform Passionate, knowledgeable customer-focused culture supported by experienced management team 7 modern brand reinventing the tea experience -----------------DAVIDsTEA 8 breadth of unique tea products

LOOSE TEA
- 8 Categories
- Straight vs Blended
- Core vs Seasonal

GIFTS & PACKAGED TEA
- Multi-tea samplers
- Single-tea packages
- Tea sachets

TEA ACCESSORIES
- Cups/Mugs
- Travel
- Teapots
- Infusers

BEVERAGES
- Hot / Iced Tea
- TeaPop
- Tea Latte

FOOD
- Sweeteners
- Chocolates
- Other food items



68%
tea, packaged teas & gifts

- Extensive offering of loose-leaf teas and packaged teas
- Approximately 150 tea varieties spanning eight different tea categories – white, green, oolong, black, pu'erh, mate, rooibos and herbal
- Introduce approximately 30 new teas each year

22%
tea accessories

- Assortment of products designed for tea preparation, consumption and storage
- Includes cups, mugs, teapots and infusers

10%
beverages & food

- Approximately 150 teas served hot or iced, innovative offerings: TeaPop + latte

Note: Percent of sales for 2014

DAVIDsTEA 9

the DAVIDsTEA experience our tea guides drive the DAVIDsTEA experience examples of our teas Rooibos Green Tea Coconut Pomegranate Pink Peppercorn Rose Hips ADVENTURE… EXPLORATION… KNOWLEDGE… PASSION for TEA 10

our focus on innovation and design tea R&D sourcing our teas our research and development team works with our blenders to develop the special tea blends we sell on an exclusive basis BLENDERS SOUTH KOREA JAPAN CHINA NEPAL INDIA TAIWAN VIETNAM BRAZIL KENYA ECUADOR SRI LANKA SOUTHAFRICA ARGENTINA product design and innovation exclusive blends innovative tea prep in-house designs 11 distinct retail concept with multiple formats store formats mall street clean, our “Tea Wall” is the focal point of our stores modern aesthetic lifestyle outlet 12 positioned in an attractive industry… the tea industry is large1… …with a growth opportunity in North America2 7.0 $40 Billion Global Retail Market (in 2014 U.S. dollars) 93% rest of the world 7% Canada & United States 4.8 4.3 1.1 0.5 Turkey #1 Ireland #2 United Kingdom #3 Canada #20 United States #34 The global tea market is expected to grow at a CAGR of 7-8% from 2014 through 2018 Low per capita consumption in North America provides significant runway for growth 1 Source: Euromonitor 2 Source: World Tea News, The Economist 3 One pound of tea can produce approximately 180 6oz cups of tea 13 Lbs. per capita3

…and benefitting from consumer trends with broad demographic appeal 2 Year Sales Change For Selected Food Categories in North America Shift to healthier lifestyles 7.0 % Demand for natural and organic products (3.0)% Semi-Healthy Growing tea enthusiasm among millennials Healthy Indulgent 2 Year Sales Change For Products with Natural and Organic Claims 33% of consumers say organics are very important and the same % are willing to pay a premium for them Consumers willing to pay a premium for higher quality tea 28.0 % Desire for customization Natural Organic Source: Nielsen Global Health and Wellness Report, Jan 2015 14 24.0% (2.0)%

our distinct community-based marketing approach Hyper-local Events 2,000 events reaching 350,000 people1 OSHEAGA Music Festival (Montreal) TIFF festivities (Toronto) Wanderlust (Whistler, Mont-Tremblant) Ghirardelli Chocolate Festival (San Francisco) Snowboard Jamboree (Quebec) PRIDE (Montreal, Toronto, Halifax, Vancouver) Large-scale Events Yoga for Hope (San Francisco) SF Giants family day (San Francisco) Boston Common Tree Lighting (Boston) Remake (San Francisco) Seawheeze Half Marathon (Vancouver) Edmonton Fringe Festival (Edmonton) 1 Last twelve months ended March 31, 2015. 15 our loyal customer frequent steeper program Customer loyalty program launched April 2014 across North America DAVIDsTEA super fan Rewarding repeat purchases through a points-based program Customers earn points with every purchase ~80% of sales since launch are attributed to new or repeat Frequent Steepers Over 1.8 million members1 since launch 1 As of October 31, 2015. 16 strong social media awareness social media following 520,000 “Was reminded yesterday how good companies like @DAVIDsTEA are with their social media engagement #loyalcustomer” - @aviash 170,000 65,000 2010 2011 2012 2013 2014 2015 Twitter Total Followers Facebook “@DAVIDsTEA Oh how I can’t stop thinking about how incredible your social media team is. Keep up the great work” - @shafpatel platform Facebook followers 170,000 Google + 135,000 Instagram 85,000 Twitter 65,000 total follower base: ~520k 17 versatile store model with broad geographic reach stores in all 10 Canadian provinces and 11 U.S. states Canada1 province # of stores BC SK MB QC Ontario 54 ON PEI Quebec 36 British Columbia 27 NB WA Alberta 22 ME MT Manitoba 5 ND NS Nova Scotia 3 MN NH OR Saskatchewan 3 WI ID NY SD MA RI CT New Brunswick 3 WY MI Newfoundland 2 PA IA NJ NE Prince Edward Island 1 NV OH IN DE MD DC Total Canada Stores 156 UT IL WV CA CO VA KS MO KY United States1 NC TN AZ state # of stores OK AR SC NM California 9 GA AL Massachusetts 7 MS TX LA New York 7 FL Illinois 6 Connecticut 2 flexible real estate model mall / lifestyle / outlet 105 New Jersey 1 Pennsylvania 1 193 street 154 Indiana 1 124 Minnesota 1 70 Ohio 1 40 19 6 3 14 9 1 Vermont 1 Total US Stores 37 (1) 2008 2009 2010 2011 2012 2013 2014 2015 1 As of January 7, 2016. 18 51 38 67 44 80 49 105 143

engaging eCommerce platform DAVIDsTEA is a natural fit for eCommerce — — — — Lightweight, easy-to-ship product Encourages research Facilitates online replenishment Compelling and colorful content Website blends product expertise, community and research tools —Shop by ingredient / Tea Finder Strong synergies with stores, field marketing and social media — — Cross channel marketing Loyalty program Long-term growth opportunity — eCommerce penetration grew from 2.7% of sales in 2010 to 7.9% in 2014 Long-term penetration target of +15% — 19 our core values supported by our experienced management team

name	title	selected experience / years in industry		favorite tea
Sylvain Toutant	CEO & President	Keurig Green Mountain, Reno-Depot, SAQ	25 years	Jumpy Monkey
Luis Borgen	Chief Financial Officer	DaVita HealthCare Partners, Staples	16 years	Quangzhou Milk Oolong
Isabelle Grise	Chief Marketing and Merchandising Officer	President & CEO of Fruits & Passions and SVP of Marketing and Merchandising at LaSenza, a division of L- Brands	25 years	Glitter and Gold
David Segal	Co-founder and Brand Ambassador	Co-founder of DAVIDsTEA	10 years	Sencha Ashikubo
Doug Higginbotham	Head of Supply Chain	Yankee Candle	20 years	Main Squeeze
Marc Macdonald	Chief HR Officer	Home Depot, Keurig Green Mountain	15 years	North African Mint
Edmund Noonan	Head of Real Estate	Abercrombie & Fitch	20 years	Forever Nuts
Howard Tafler	Chief Accounting Officer	National Accounting Firm and CFO of privately held company	15 years	Vanilla Orchid

DAVIDsTEA 20

GROWTH STRATEGY 21

our growth strategy Increase brand awareness Grow our store base Drive comparable sales, including eCommerce Expand adjusted EBITDA margins 22 increase brand awareness: community-based marketing Build brand awareness and drive traffic through field-based marketing and customer engagement initiatives – Field Marketing and Hyper-Local Social Engagement – Social Media – Public Relations Collaborate with our brand enthusiasts to co-create experiences online 23 increase brand awareness: enhanced eCommerce platform Launched our new website to allow customers to more easily discover new products, better connect with others, and get the most of our products 24/7 Full integration with all systems (ERP, ESP, CRM) for improved programmability Open source compatibility to development tools allowing ability to evolve the platform to business and customer needs Full integration to Loyalty Program and personalized content and improved self-serve Improved site performance and stability Improved merchandizing and promotion rules Integrated user-generated content 24 increase brand awareness: targeted retail expansion opportunity to more than triple the store base potential for an additional ~75 stores in Canada and ~285 stores in the U.S. 550 Total U.S. Canada 193 154 124 16 105 14 70 2 40 9 1 2008 2009 2010 2011 2012 2013 2014 2015 Total Potential Unit Growth - 800% 344% 75% 50% 18% 24% 25% - 1 Based on management’s estimates and the model from Intalytics, a provider of real estate research and consulting services. 25 68 91 108 24 130 37 156 320 230 increase brand awareness: Hotel, Restaurants and Institutions sector HRI sector is a large and growing Canadian market; Tea Association of Canada estimates the size at approximately 550 million cups annually. Announced partnership with Air Canada in October 2015 — Forever Nuts and Cream of Earl Grey teas now available for purchase on certain flights. — Marked our entry into the HRI sector. Announced partnership with Le Germain and Alt Hotels across Canada in December 2015 — A variety of DAVIDsTEA sachets served in our iconic 10-ounce teal cups are now available as part of the hotel's beverage service. These partnerships are great opportunities to increase our brand visibility in North America. 26 grow our store base 193 robust real estate development process • In Canada, in-fill across all existing markets In the United States, in-fill existing markets; disciplined new market entry 1 TARGET LIST • 2 MARKET & DEMOGRAPHICS • In Canada, expand already strong brand across the country In the United States, build brand by targeting great retail streets and top malls • 3SITE ANALYSIS • Identify higher traffic areas which fuel brand building via sampling and visual recognition 4 NEW UNIT ECONOMICS • • • ~850 square foot store model 4th year sales target: $750k CAD; $780k US 4th year Adjusted EBITDA margin target: 28% in Canada and 25% in the US 2011 2012 2013 2014 2015* * Reflects fiscal 2015 store openings as of January 7, 2016. 27 154 124 105 70 target new store model Canada (in CAD $K) United States (in US $K) ~CAD $750 ~US $780 year 4 sales year 4 adjusted EBITDA margin 28% 25% ~CAD $290 ~US $310 capex ~2 Years ~3 Years payback 28

U.S. expansion strategy Focus on sites with multiple traffic drivers Emphasis on proven shopping destinations to build the brand Move toward balanced portfolio of store formats (mall, street, lifestyle, outlet) Clustering approach to achieve economies of scale; methodical new market entry Disciplined approach on capex and occupancy costs Expansion into HRI (hotels, restaurants, institutions) channel 29 drive comparable sales growth Continue to introduce new and unique teas, tea accessories and beverages sales [VALUE]-$177 Continue to drive brand awareness via hyper-local events and public relations outreach $142 $108 $73 Utilize Frequent Steeper program to attract new customers and encourage incremental sales from existing customers $42 Increase eCommerce penetration through new website functionality and enhanced online engagement 2011 2012 2013 2014 2015E comparable sales growth¹ Fully leverage integrated store, eCommerce, PR and field-based marketing campaigns 2011 2012 2013 2014 2015E Slightly Above MSD 33% 27% 18% 11% Continue to improve staff recruitment, training (tea certification), and retention to maintain distinctive service levels Data in CAD $M 1Includes eCommerce 30 expand adjusted EBITDA margins key drivers of margin expansion 1 gross profit leverage lower product costs and improve supply chain efficiencies selling and G&A expenses 2 improve operational efficiencies and capture scale savings 3 business mix increase eCommerce sales penetration 15.4% 13.6% 13.1% 11.5% 10.6% 2011 2012 2013 2014 2015E* *2015E reflects midpoint of guidance provided on December 10, 2015 31

FINANCIAL OVERVIEW 32

financial history stores sales 193 $175-177 154 $141.9 124 $108.2 105 $73.1 70 $41.9 2011 2012 2013 2014 2015E 2011 2012 2013 2014 2015E* adjusted EBITDA1 comp sales growth 26.6% $23.5-24.5 $21.9 17.8% $14.2 11.1% 6.5% $7.7 $4.8 2012 2013 2014 YTD 2011 2012 2013 2014 2015E* Data in CAD $M 33 *2015E reflects guidance provided on December 10, 2015. CAGR and EBITDA margin are calculated based on the midpoint of the relevant guidance ranges. 1) For a reconciliation of adjusted EBITDA to net income, see slide 38. 11.5% 10.6% 13.1% 15.4% 13.6% CAGR 49%* 25 consecutive quarters of positive comp sales growth CAGR 29% CAGR 43%*

recent quarterly performance Q3 2015 Results 183 stores (+40 new stores vs Q3 2014) # of stores $36.3 million (+32% vs Q3 2014) revenue + 6.3% (16.7% 2-year stack) comparable sales adjusted net loss1 ($0.8 million) adjusted EPS1 ($0.03) Data in CAD $ 34 1) For a reconciliation of adjusted net loss and adjusted EPS to the neared IFRS measure, see slide 39.

operating cash flow and capital spend summary operating cash flow $17.0 $14.2 $3.3 $0.2 2011 2012 2013 2014 capital expenditures $ 13 $ 13 $ 11 $ 9 2011 2012 2013 2014 # of new stores 30 35 20 31 Data in CAD $M 35 long-term growth targets 36 sales growth~20% store unit growthhigh teens comp sales growthlow-to-mid single digits adjusted EBITDA marginhigh teens net income growth~25%

APPENDIX 37

adjusted EBITDA reconciliation 2011 2012 2013 2014 Net Income (loss) Finance costs Finance income Depreciation and amortization Loss on disposal of property and equipment Provision for income tax (recovery) EBITDA Stock-based compensation expense Impairment of property and equipment Onerous contracts Deferred rent Accretion of preferred shares Loss from embedded derivatives on Series A, A-1, and A-2 preferred shares IPO Costs Settlement costs related to former option holder 1,088 1,394 - 1,693 - 235 4,410 - - - 423 - - - - (4,354) 1,829 - 3,180 - 1,692 2,347 237 - - 769 416 3,960 - - (6,164) 1,967 (45) 4,745 - 3,067 3,570 228 1,192 - 660 514 8,058 - - 6,454 2,345 (133) 5,447 31 (333) 13,811 947 2,740 805 802 1,044 380 856 520 Data in CAD $K 38 Adjusted EBITDA4,8337,72914,22221,905 Adjusted EBITDA%11.5% 10.6% 13.1% 15.4% Growth% 59.9% 84.0% 54.0%

adjusted net loss reconciliation

	For the three months ended		For the nine months ended	
	October 31, 2015	October 25, 2014	October 31, 2015	October 25, 2014 [Restated]
Net loss	(871)	(228)	(146,185)	(1,476)
Stock-based compensation expense for cashless exercise	-	-	4,052	-
Finance costs related to preferred shares	-	335	477	926
Impairment of property and equipment	-	1,301	-	1,301
Provision for onerous contracts	-	529	-	529
Loss on derivative financial instruments	164	-	-	-
Loss on disposal of property and equipment	-	-	292	-
Accretion of preferred shares	-	300	401	754
(Gain)/Loss from embedded derivative on Series A, A-1 and A-2 preferred shares	-	(3,855)	140,874	(3,693)
IPO related costs	-	35	-	35
Settlement costs related to former option holder	-	520	-	520
Income tax expense adjustment	(43)	(632)	(1,151)	(632)
Adjusted net loss	**(750)**	**(1,695)**	**(1,240)**	**(1,736)**
Weighted average number of shares outstanding, fully diluted	23,977,040	12,024,835	18,360,119	11,965,521
Adjustment for conversion of preferred shares Series A, A-1 and A-2	-	8,128,805	3,855,205	8,128,805
Initial public company share issuance	-	3,414,261	1,619,263	3,414,261
Adjusted weighted average number of shares outstanding, fully diluted	23,977,040	23,567,901	23,834,587	23,508,587
Earnings per share, fully diluted - as reported	(0.04)	(0.02)	(7.91)	(0.12)
Adjusted earnings per share, fully diluted	(0.03)	(0.07)	(0.05)	(0.07)

DAVIDsTEA 39

Data in CAD $K